Exhibit 32.2


                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Jacobs Financial Group, Inc. (the "Company") on Form 10-KSB for the period ended May 31, 2006 (the "Report") filed with the Securities and Exchange Commission, I, Robert L. Neal, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Company's Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



         September 13, 2006                         /s/ Robert L. Neal
                                                    --------------------------
                                                    Robert L. Neal
                                                    Chief Financial Officer